                                                                     EXHIBIT 99.6

FEDERAL DEPOSIT INSURANCE CORPORATION
Washington, D.C. 20429

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2007

FIRST GUARANTY BANK

(Exact name of registrant as specified in its charter)

  Louisiana                               14028                                72-0201420
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(State or other jurisdiction   (Certificate Number)          (I.R.S. Employer
          of incorporation)                                                         Identification No.)

                      400 East Thomas Street
                      Hammond, Louisiana                                                   70401
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(Address of principal executive offices)                  (Zip Code)

(985) 345-7685
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(Registrant's telephone number, including area code)

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

(d)(1)On February 15, 2007, Mr. Edgar R. Smith, III was appointed as a director of First Guaranty Bank.
(2) Not applicable
(3) Not applicable
(4) Not applicable
(5) Not applicable

Item 5.03  Amendments to Articles of Incorporation of Bylaws; Change in Fiscal Year.

On February 15, 2007, the Bank’s Bylaws were changed, effective immediately, to increase the number of directors from 18 to 19.

Section 9 – Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

(c) The following exhibit is filed with this Current Report:

Exhibit No. Description -------------- -------------- 3 An excerpt of the Bylaws of the Registrant, as amended on February 15, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST GUARANTY BANK
(Registrant)

Date:  February 20, 2007                                                                       By:   /s/ Michele E. LoBianco
Michele E. LoBianco
Senior Vice President and
Chief Financial Officer

EXCERPT
MINUTES
OF A REGULAR MEETING OF THE
BOARD OF DIRECTORS
FIRST GUARANTY BANK
FEBRUARY 15, 2007

The following is an excerpt from the minutes of a regular meeting of the Board of Directors of First Guaranty Bank held Thursday, February 15, 2007 in which a quorum was present and voting.

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Chairman Reynolds announced that Mr. Edgar R. Smith, III would be joining First Guaranty Bank’s Board of Directors this morning.  Upon a motion by Mr. Lewis, seconded by Mr. Hood, unanimous approval was granted to revise the Bank’s By-Laws to increase the number of members serving on the Board of Directors from 18 to 19 members.  Upon a motion by Mr. Brister, seconded by Mr. Scelfo, unanimous approval was granted to elect Mr. Edgar R. Smith, III to the Board of Directors of First Guaranty Bank.

Mr. Smith was asked to stand and raise his right hand as Mr. Lewis administered the Director’s Oath of Office.  Mr. Smith acknowledged and signed the Oath.

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CERTIFICATE

I hereby certify that the foregoing is a true and correct copy of an excerpt from the minutes of a regular meeting of the Board of Directors of First Guaranty Bank on the date specified above and that the foregoing statement correctly conveys the intent of the Board of Directors of First Guaranty Bank.

Hammond, Louisiana, February 15, 2007

SEAL                                                                /s/Vanessa R. Drew
Vanessa R. Drew
Recording Secretary to the Board of Directors